UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21582

Madison / Claymore Covered Call & Equity Strategy Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
            Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson
Madison / Claymore Covered Call & Equity Strategy Fund
2455 Corporate West Drive
            Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:  (630) 505-3700

Date of fiscal year end:  December 31

Date of reporting period:  January 1, 2010 - December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual
Report
December 31, 2010

Madison/Claymore Covered Call & Equity Strategy Fund

MCN

Madison Investment Advisors

GUGGENHEIM

www.guggenheimfunds.com/mcn

... your road to the LATEST,

most up-to-date INFORMATION about the

Madison/Claymore Covered Call & Equity Strategy Fund

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com/mcn, you will find:

•	Daily, weekly and monthly data on share prices, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

Madison Asset Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Dear Shareholder l

We thank you for your investment in the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”).This report covers the Fund’s performance for the annual fiscal period ended December 31, 2010.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation.The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates. On an ongoing and consistent basis, the Fund sells covered call options to seek to generate a reasonably steady return from option premiums.There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund allocates at least 80% of its total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities and writes (sells) covered call options on a portion of the equity securities held in the Fund’s portfolio; pending investment in equity securities or as covered call options, the assets of the Fund allocated to its integrated investment strategy are held in cash or cash equivalents.The Fund invests, under normal market conditions, at least 65% of its investments in equity securities in common stocks of large capitalization issuers that meet the Fund’s selection criteria.

Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds” or the “Adviser”), formerly known as Claymore Advisors, LLC (“Claymore”), serves as the Adviser to the Fund.The name change, effective September 24, 2010, marks the next phase of business integration following the acquisition of Claymore by Guggenheim Partners, LLC (“Guggenheim Partners”), announced on October 15, 2009. Guggenheim Partners is a global diversified financial services firm with more than $100 billion in assets under management and supervision.

Madison Asset Management, LLC, (“MAM”), a subsidiary of Madison Investment Advisors, Inc., is the Fund’s investment manager (the “Investment Manager”). Founded in 1974, Madison Investment Advisors, Inc. is an independently owned firm that, with its affiliates, manages approximately $15.8 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2010, the Fund provided a total return based on market price of 10.49% and a total return based on NAV of 9.84%.As of December 31, 2010, the Fund’s market price of $9.05 per share represented a discount of 7.46% to its NAV of $9.78 per share. Past performance does not guarantee future results.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.

The Fund paid quarterly distributions of $0.1800 on February 26, May 28,August 31 and November 30, 2010.The most recent dividend represents an annualized distribution rate of 7.96% based on the Fund’s closing market price of $9.05 on December 31, 2010. It should be noted that, primarily as a result of losses realized on the disposition of equity securities, 100% of

Annual Report l December 31, 2010 l 3

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Dear Shareholder continued

the Fund’s distributions for 2010 have been characterized as a return of capital.A return of capital occurs when the aggregate amount of the Fund’s distributions exceeds the Fund’s aggregate earnings and profits during its fiscal year.When a return of capital occurs, some of the money an investor invested in the Fund is returned to the investor; such distributions are therefore not taxable as income.

The Fund from time to time may purchase shares of its common stock in open market or private transactions.The Fund’s Board of Trustees has authorized the share repurchase program in the belief that share repurchases may at times represent an opportunistic investment option for the Fund. Under the terms of the program, the Fund is authorized to purchase up to 5% of its outstanding common shares in the open market on a quarterly basis, subject to applicable regulatory and legal restrictions and in consideration of certain operational and market factors, including the size of the market price discount to net asset value of the Fund.There is no assurance that the Fund will purchase shares in open market or private transactions.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 26 of the Fund’s annual report.When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share.The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page 5.You will find information about MAM’s investment philosophy and discipline, its views on the market environment and how it structured the Fund’s portfolio based on its views.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www. guggenheimfunds.com/mcn.

Sincerely,

Kevin M. Robinson

Chief Executive Officer
Madison/Claymore Covered Call & Equity Strategy Fund

4 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Questions & Answersl

Madison Asset Management, LLC (“MAM” or the “Investment Manager”) is pleased to address the progress of the Madison/Claymore Covered Call & Equity Strategy Fund (the “Fund”) for the fiscal year ended December 31, 2010.

Introduced in July of 2004, the Fund continues to pursue its objectives by investing mainly in high-quality, large-capitalization common stocks that are, in the opinion of the MAM investment professionals, selling at a reasonable price with respect to their long-term earnings growth rates.The Fund may also invest in mid-cap stocks.The Fund’s option writing strategy seeks to provide a consistent income from option premiums, which are expected to help achieve the goal of providing a high level of current income and current gains with a secondary objective of long-term capital appreciation.

Madison Asset Management, LLC, a subsidiary of Madison Investment Advisors, Inc., together with its affiliates, manages approximately $15.8 billion in individual, corporate, pension, insurance, endowment, and mutual fund assets as of December 31, 2010.

Before discussing performance, please describe the Fund’s investment objective and explain how MAM’s investment strategy seeks to achieve it.

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund pursues its investment objectives by investing in a portfolio consisting primarily of high-quality, large-capitalization common stocks that are, in the view of MAM, selling at reasonable prices in relation to their long-term earnings growth rates.The Fund will, on an ongoing and consistent basis, sell covered call options to seek to generate a reasonably steady return from option premiums.There can be no assurance that the Fund will achieve its investment objectives.

The Fund is managed by two teams of investment professionals. MAM regards these teams as a “right hand” and “left hand,” meaning they work together to make common stock and option decisions. Fundamental analysis is used to select solid companies with good growth prospects and attractive valuations. MAM then seeks attractive call options to write on those stocks. It is the Investment Manager’s belief that this partnership of active management between the equity and option teams provides investors with an innovative, risk-moderated approach to equity investing.The Fund’s portfolio managers seek to invest in a portfolio of common stocks that have favorable “PEG” ratios (Price-Earnings ratio to Growth rate) as well as financial strength and industry leadership.As bottom-up investors, MAM focuses on the fundamental businesses of the companies under consideration for investment. This stock selection philosophy strays away from the “beat the street” mentality, as MAM seeks companies that have sustainable competitive advantages, predictable cash flows, solid balance sheets and high-quality management teams. By concentrating on long-term prospects and circumventing the “instant gratification” school of thought, MAM seeks to bring elements of consistency, stability and predictability to the Fund’s shareholders.

Once attractive and solid names are selected for the Fund, a call writing strategy is employed.This procedure entails selling calls that are primarily out-of the-money, meaning that the strike price is higher than the common stock price, so that the Fund can participate in some stock appreciation. By receiving option premiums, the Fund receives a high level of investment income and adds some element of downside protection. Call options may be written over a number of time periods and at differing strike prices in an effort to maximize the protective value to the strategy and spread income evenly throughout the year.

What happened in the market during 2010?

After bottoming in July, risk-based assets such as the equities in which the Fund invests continued their relentless climb through the end of 2010. Mid-year fears of a spreading sovereign debt crisis in Europe were at least temporarily pushed aside as investors were emboldened by soothing words and actions from the Federal Reserve.This monetary stimulus, along with a splash of fiscal stimulus in the form of lower social security payroll taxes, signaled to investors that authorities were willing to take any measures necessary to support economic growth.The stock market responded positively to this environment as increased investor confidence led to a move toward higher risk assets.This was clearly evident in the 23% advance in the Standard & Poor’s 500 Index (“S&P 500”) in the second half of the year.The fourth quarter’s 10.8% gain was a virtually unabated upward surge.The very strong second half of

Annual Report l December 31, 2010 l 5

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

the year offset a tumultuous first half in which the market moved higher through late April, continuing the strong rally from the March 2009 lows, and then corrected sharply in May and June as economic news suggested sluggishness and the European sovereign debt crisis threatened to impact global markets. Despite this correction, the trend for the market was broadly positive for 2010, with the S&P 500 posting a healthy 15.1% return for the full year.

As sentiment toward economic stability and growth improved throughout the year, investors increasingly gravitated to the most economically sensitive areas of the market, leading to strong leadership from cyclical sectors such as consumer discretionary and industrials as well as commodity sensitive sectors such as energy and materials.Apart from the market correction during the second quarter of the year, traditionally defensive sectors such as health care, consumer staples and utilities lagged. In addition, investors were more focused on macroeconomic issues in 2010 and less on company fundamental issues.This resulted in a high level of correlation among individual stocks and a lack of distinction between higher quality, fundamentally strong companies and lower quality, higher risk companies.

As the stock market began its long recovery from the March 2009 lows, volatility began to retreat from historic highs and trended lower through the rest of 2009.That trend continued in early 2010 as the CBOE MarketVolatility Index (“VIX”) began the year at 21.7 and fell below 16 by mid April.The ensuing correction in the stock market raised fear levels significantly and theVIX Index surged above the 45 level.As the market returned to an upward bias in the second half of the year, volatility again retreated steadily and ended the year below 18. Over the past five years, this level has seemingly been a low point for volatility and a high point of investor comfort or complacency.

How did the Fund perform given the marketplace conditions during 2010?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12 months ended December 31, 2010, the Fund provided a total return based on market price of 10.49% and a total return based on NAV of 9.84%.As of December 31, 2010, the Fund’s market price of $9.05 per share represented a discount of 7.46% to its NAV of $9.78 per share, very close to the 7.6% discount level at which it opened the year.The Fund’s discount to NAV ranged from 3.6% to 12.2% during the full year.The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. Past performance does not guarantee future results.

During 2009 MCN significantly outperformed both the S&P 500 and the CBOE S&P BuyWrite Index (BXM) by allowing underlying stock positions to recover with the overall market.Acknowledging the strong stock performance, the strategy of the Fund in 2010 was to become more fully covered as the market returned to a more normalized return pattern.This was accomplished opportunistically throughout the year and particularly during the fourth quarter following the strong upswing in stock prices.As such, with a larger percentage of portfolio stock positions covered by call options, MCN lagged the S&P 500, as would be expected during sharp market run-ups. However, MCN’s performance was very strong relative to the CBOE S&P BuyWrite Index (BXM) return of 5.9%. The BXM Index represents the passive version of a covered call strategy on the S&P 500.

Overall stock performance during the year was muted by the high level of correlation in the market and the Fund’s sector exposure.The Fund had little exposure to hot sectors such as industrials and materials, as these sectors typically provide fewer companies meeting MAM’s consistent growth criterion and, in the case of industrials, offer very low option premiums.Also, an overweight position in health care stocks weighed on performance as this defensive sector lagged throughout the year. Stock performance in technology, financial, energy and consumer discretionary holdings provided a positive offset.The surge in the market during the second half of the year proved to be a headwind to the Fund as more option positions moved in-the-money, resulting in some stock positions being called away and a corresponding increase in cash which was reinvested in an opportunistic fashion.A higher level of cash during a surging market was a hindrance to short-term performance, however, it was MAM’s preference to tread cautiously following such a sharp upward market move.The Fund’s defensive posture was echoed in the option strategy, whereby at year end 87% of the equity positions were covered by call options, many written

6 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions&Answers continued

close-to-the-money in order to obtain maximum protection in the form of higher premiums.

Describe the Fund’s portfolio equity and option structure.

As of December 31, 2010, the Fund held 45 equity securities, and unexpired covered call options had been written against 86.7% of the Fund’s stock holdings. During 2010, the Fund generated premiums of $17.9 million from its covered call writing activities. It is the strategy of the Fund to write “out-of-the-money” call options; as of December 31, 48% of the Fund’s call options (48 of 100 different options) remained “out-of-the-money”. (Out-of-the-money means the stock price is below the strike price at which the shares could be called away by the option holder.) The number of “out-of-the-money” options has declined from the beginning of the year as the strength of the market rally has moved many share prices above their corresponding option strike prices.The Fund’s managers have also begun writing options “closer-to-the-money” in order to capture higher premium income and provide the Fund added protection from a reversal in the market’s upward surge.

The Fund’s largest sector exposure as of December 31, 2010, was to the information technology sector, followed by health care, financials, consumer discretionary, and energy.The Fund was not invested in the consumer staples, telecommunication services and utilities sectors as of year end, outside of minimal holdings of stocks in these sectors via broadly-based exchange-traded funds.

The Fund has the ability to utilize leverage in order to take advantage of opportunities in the equity and/or option markets. No leverage was used during the fiscal year ended December 31, 2010.

What is the management’s outlook for the market and fund in 2011?

The U.S. economy looks better than it did at this time last year, and MAM has upgraded the view going forward.The holiday retail season proved a pleasant surprise, with retail sales growth exceeding initially gloomy estimates.The manufacturing sector has a firmer tone, and state claims for unemployment insurance have resumed their downward trend after a choppy period during the summer of 2010. Despite the more buoyant economic mood and MAM’s upgraded assessment of future prospects, MAM still considers the outlook for 2011 to be somewhat below where the economy should be at this stage of the recovery for several reasons.The housing market remains an issue and has exhibited renewed softness with the expiration of tax incentives for home purchase. Mortgage rates have recently edged higher as overall market interest rates have increased, and the inventory of unsold homes is still near record highs. Housing starts are still near the lows recorded in the spring of 2009. Despite some recent improvement, the labor market remains extremely challenging. Gains in productivity are allowing businesses and workers to do more with less, and it is unlikely that payroll growth will advance in earnest until productivity growth levels off.The plus side of strong productivity growth has been low inflation and sustained earnings improvement in corporate America, leading to a firmer stock market. Corporate balance sheets are, by and large, in excellent shape, and creditworthiness is strong.

Looking forward, MAM is encouraged by recent economic data. It would appear that moderate economic growth is in the cards for at least the first half of 2011. Generally, this would be considered a good backdrop for investors. Nonetheless, significant and cautionary macroeconomic issues persist.As with past economic recoveries, the economic data will likely be volatile and capital markets will respond similarly. Ironically, a current concern is the level of investor complacency that has rather suddenly returned to the stock market. Current sentiment is strongly bullish, while volatility has declined to near three-year lows; from MAM’s perspective, this is cause for some short-term caution. Over the near term, MAM expects the stock market to consolidate its recent gains with increasing risk relating to the possibility that expectations of economic growth are proven to be overly optimistic.While waiting for economic and corporate reality to catch up with expectations, the Fund remains relatively defensively positioned.

Index Definitions

Indices are unmanaged, reflect no expenses and it is not possible to invest directly in an index.

The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Annual Report l December 31, 2010 l 7

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Questions & Answers continued

The CBOE Volatility Index is widely known as theVIX Index.VIX is the ticker symbol for the Chicago Board Options Exchange (CBOE)Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the“investor fear gauge.”

The CBOE S&P 500 BuyWrite Index (BXM) is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.

MCN Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover.These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind.The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass.There can be no assurance that the Fund will achieve its investment objectives.The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

Equity Risk: The value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Risks Associated with Options on Securities: There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline.The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. When the Fund writes covered put options, it bears the risk of loss if the value of the underlying stock declines below the exercise price. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise.While the Fund’s potential gain in writing a covered put option is limited to the interest earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire value of the stock.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Risks of Mid-Cap Companies: Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people.The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general.

Industry Concentration Risk: To the extent that the Fund makes substantial investments in a single industry, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting those sectors.

Fund Distribution Risk: In order to make regular quarterly distributions on its common shares, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund’s ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured.To the extent the total quarterly distributions for a year exceed the Fund’s net investment company income and net realized capital gain for that year, the excess will generally constitute a return of the Fund’s capital to its common shareholders. Such return of capital distributions generally are tax-free up to the amount of a common shareholder’s tax basis in the common shares (generally, the amount paid for the common shares).In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio.

Financial Leverage: The Fund is authorized to utilize leverage through the issuance of preferred shares and/or the Fund may borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as settlement of transactions. Although the use of any financial leverage by the Fund may create an opportunity for increased net income, gains and capital appreciation for the common shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with financial leverage proceeds are greater than the cost of financial leverage, the Fund’s return will be greater than if financial leverage had not been used. Conversely, if the income or gain from the securities purchased with such proceeds does not cover the cost of financial leverage, the return to the Fund will be less than if financial leverage had not been used. Financial leverage also increases the likelihood of greater volatility of net asset value and market price of and dividends on the common shares than a comparable portfolio without leverage.

An investment in the Fund includes, but is not limited to, risks and considerations such as: Investment Risk, Not a Complete Investment Program, Equity Risk, Risks Associated with Options on Securities, Limitation on OptionWriting Risk, Risks of Mid-Cap Companies, Income Risk, Foreign Securities Risk, Industry Concentration Risk, Derivatives Risk, Illiquid Securities Risk, Fund Distribution Risk, Market Discount Risk, Other Investment Companies, Financial Leverage Risk, Management Risk, Risks Related to Preferred Securities, Interest Rate Risk, Inflation Risk, Current Developments Risk and Anti-Takeover Provisions. Please see www.guggenheimfunds.com/mcn for a more detailed discussion about Fund risks and considerations.

8 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Fund SummarylAs of December 31, 2010 (unaudited)

Fund Statistics
Share Price	$9.05
Common Share Net Asset Value	$9.78
Premium/(Discount) to NAV	-7.46%
Net Assets ($000)	$188,425

Total Returns
(Inception 7/28/04)	Market	NAV
One Year	10.49%	9.84%
Three Year - average annual	3.25%	-0.01%
Five Year - average annual	0.47%	1.17%
Since Inception - average annual	1.86%	3.08%

% of Long Term
Sector Breakdown*	Investments
Information Technology	26.2%
Health Care	19.3%
Financials	17.9%
Consumer Discretionary	12.8%
Energy	11.5%
ETF	7.5%
Materials	4.0%
Industrials	0.8%

% of Long-Term
Top Ten Holdings	Investments
Freeport-McMoRan Copper & Gold, Inc.	3.9%
Goldman Sachs Group, Inc. (The)	3.6%
Genzyme Corp.	3.4%
Biogen Idec, Inc.	3.4%
Google, Inc. - Class A	3.4%
Celgene Corp.	3.3%
eBay, Inc.	3.3%
Cisco Systems, Inc.	3.1%
Visa, Inc. - Class A	3.0%
Lowe’s Cos., Inc.	3.0%

Sectors and holdings are subject to change daily. For more current information, please visit
www.guggenheimfunds.com/mcn.The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

* Securities are classified by sectors that represent broad groupings of related industries.

% of Net
Portfolio Composition	Assets
Common Stocks	86.8%
Exchange-Traded Funds	7.0%
Short-Term Investments	18.6%
Call Options Written	-7.7%
Other**	-4.7%
Net Assets	100.0%
**Represents other assets less liabilities

Annual Report l December 31, 2010 l 9

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Portfolio of Investments l December31,2010

Number
of Shares	Description	Value
	Long-Term Investments - 93.8%
	Common Stocks (a) - 86.8%
	Consumer Discretionary - 12.0%
154,000	American Eagle Outfitters, Inc.	$ 2,253,020
70,000	Bed Bath & Beyond, Inc. (b)	3,440,500
100,000	Best Buy Co., Inc.	3,429,000
10,000	Garmin, Ltd. (Switzerland)	309,900
138,700	Home Depot, Inc.	4,862,822
210,000	Lowe’s Cos., Inc.	5,266,800
50,000	Target Corp.	3,006,500
		22,568,542
	Energy - 10.8%
41,900	Apache Corp.	4,995,737
45,000	EOG Resources, Inc.	4,113,450
135,000	Noble Corp. (Switzerland)	4,828,950
32,000	Schlumberger, Ltd. (Netherlands Antilles)	2,672,000
100,000	Southwestern Energy Co. (b)	3,743,000
		20,353,137
	Financials - 16.8%
40,000	Affiliated Managers Group, Inc. (b)	3,968,800
120,000	American Express Co.	5,150,400
300,000	Bank of America Corp.	4,002,000
38,000	Goldman Sachs Group, Inc. (The)	6,390,080
180,000	Morgan Stanley	4,897,800
70,000	State Street Corp.	3,243,800
130,000	Wells Fargo & Co.	4,028,700
		31,681,580
	Health Care - 18.1%
90,000	Biogen Idec, Inc. (b)	6,034,500
100,000	Celgene Corp. (b)	5,914,000
30,000	Community Health Systems, Inc. (b)	1,121,100
85,045	Genzyme Corp. (b)	6,055,204
130,000	Gilead Sciences, Inc. (b)	4,711,200
170,000	Mylan, Inc. (b)	3,592,100
100,900	UnitedHealth Group, Inc.	3,643,499
58,037	Zimmer Holdings, Inc. (b)	3,115,426
		34,187,029
	Industrials - 0.8%
20,000	United Parcel Service, Inc. - Class B	1,451,600
	Information Technology - 24.6%
120,000	Adobe Systems, Inc. (b)	3,693,600
120,000	Applied Materials, Inc.	1,686,000
275,000	Cisco Systems, Inc. (b)	5,563,250
210,000	eBay, Inc. (b)	5,844,300
71,300	EMC Corp. (b)	1,632,770
540,300	Flextronics International Ltd. (Singapore) (b)	4,241,355
10,000	Google, Inc. - Class A (b)	5,939,700

Number
of Shares	Description	Value
130,000	Microsoft Corp.	$ 3,629,600
45,900	QUALCOMM, Inc.	2,271,591
220,000	Symantec Corp. (b)	3,682,800
75,000	Visa, Inc. - Class A	5,278,500
124,000	Yahoo!, Inc. (b)	2,062,120
20,800	Zebra Technologies Corp. - Class A (b)	790,192
		46,315,778
	Materials - 3.7%
58,000	Freeport-McMoRan Copper & Gold, Inc.	6,965,220
	Total Common Stocks - 86.8%
	(Cost $163,487,560)	163,522,886
	Exchange-Traded Funds (a) - 7.0%
100,000	iPATH S&P 500 VIX Short-Term Futures ETN (b)	3,759,000
82,300	Powershares QQQ	4,482,881
40,000	SPDR S&P 500 ETF Trust	5,031,200
	(Cost $12,240,198)	13,273,081
	Total Long-Term Investments - 93.8%
	(Cost $175,727,758)	176,795,967
	Short-Term Investments - 18.6%
	Money Market Funds - 15.0%
28,211,246	AIM Liquid Assets Money Market Fund
	(Cost $28,713,499)	28,713,499

See notes to financial statements.

10 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Portfolio of Investments continued

Principal
Amount		Value
	U.S. Government - 3.6%
$ 6,775,000	U.S. Treasury Note (coupon 0.875%, maturity 2/28/11)
	(Cost $6,781,519)	$ 6,781,519
	Total Short-Term Investments - 18.6%
	(Cost $35,495,018)	35,495,018
	Total Investments - 112.4%
	(Cost $211,222,776)	212,290,985
	Liabilities in excess of Other Assets - (4.7%)	(9,400,206)
	Total Value of Options Written - (Premiums received $9,871,688) - (7.7%)	(14,465,868)
	Net Assets - 100.0%	$ 188,424,911

(a)	All or a portion of these securities position represent cover (directly or through conversion rights) for outstanding options written.
(b)	Non-income producing security.

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (b)	Month	Price	Value
300	Adobe Systems, Inc.	January 2011	$ 29.00	$ (60,900)
300	Adobe Systems, Inc.	January 2011	33.00	(5,400)
300	Adobe Systems, Inc.	January 2011	35.00	(1,800)
300	Adobe Systems, Inc.	April 2011	30.00	(81,150)
200	Affiliated Managers Group, Inc.	January 2011	75.00	(483,000)
154	Affiliated Managers Group, Inc.	March 2011	70.00	(458,150)
46	Affiliated Managers Group, Inc.	March 2011	85.00	(73,830)
300	American Eagle Outfitters, Inc.	February 2011	17.00	(3,750)
500	American Eagle Outfitters, Inc.	May 2011	16.50	(31,250)
300	American Express Co.	April 2011	44.00	(63,300)
400	American Express Co.	July 2011	44.00	(124,000)
400	American Express Co.	July 2011	47.50	(69,600)
104	Apache Corp.	January 2011	100.00	(201,500)
200	Apache Corp.	January 2011	110.00	(193,500)
115	Apache Corp.	April 2011	95.00	(290,375)
200	Applied Materials, Inc.	January 2011	12.50	(31,100)
400	Applied Materials, Inc.	July 2011	14.00	(44,600)
1,500	Bank of America Corp.	April 2011	14.00	(114,000)
600	Bed Bath & Beyond, Inc.	January 2011	38.00	(663,000)
100	Bed Bath & Beyond, Inc.	February 2011	40.00	(92,750)
300	Best Buy Co., Inc.	January 2011	40.00	(1,050)
500	Best Buy Co., Inc.	March 2011	42.00	(5,000)
200	Best Buy Co., Inc.	June 2011	45.00	(6,100)
221	Biogen Idec, Inc.	January 2011	55.00	(268,515)
100	Biogen Idec, Inc.	January 2011	60.00	(72,500)
479	Biogen Idec, Inc.	April 2011	60.00	(407,150)
450	Celgene Corp.	January 2011	55.00	(204,750)
350	Celgene Corp.	April 2011	60.00	(111,125)
200	Celgene Corp.	April 2011	57.50	(90,500)
100	Community Health Systems, Inc.	March 2011	38.00	(24,000)
200	Community Health Systems, Inc.	June 2011	34.00	(119,000)
500	eBay, Inc.	January 2011	22.50	(267,500)
217	eBay, Inc.	January 2011	30.00	(6,401)
300	eBay, Inc.	April 2011	31.00	(20,700)
400	eBay, Inc.	July 2011	31.00	(54,200)
400	eBay, Inc.	July 2011	32.00	(43,000)
213	EMC Corp.	April 2011	23.00	(26,731)
500	EMC Corp.	April 2011	21.00	(125,000)
200	EOG Resources, Inc.	February 2011	95.00	(47,500)
250	EOG Resources, Inc.	April 2011	95.00	(108,125)
500	Flextronics International Ltd.	July 2011	8.00	(39,500)
280	Freeport-McMoRan Copper & Gold, Inc.	February 2011	79.00	(1,155,000)
300	Freeport-McMoRan Copper & Gold, Inc.	May 2011	94.00	(868,500)
100	Garmin, Ltd.	April 2011	32.00	(18,200)
200	Genzyme Corp.	January 2011	55.00	(330,000)

See notes to financial statements.

Annual Report l December 31, 2010 l 11

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Portfolio of Investments continued

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (b)	Month	Price	Value
250	Genzyme Corp.	January 2011	$ 67.50	$ (110,625)
400	Genzyme Corp.	January 2011	70.00	(93,400)
300	Gilead Sciences, Inc.	May 2011	37.00	(69,450)
300	Gilead Sciences, Inc.	May 2011	40.00	(35,850)
300	Gilead Sciences, Inc.	August 2011	39.00	(66,300)
180	Goldman Sachs Group, Inc. (The)	April 2011	170.00	(154,800)
200	Goldman Sachs Group, Inc. (The)	July 2011	170.00	(253,000)
100	Google, Inc.	January 2011	530.00	(662,500)
200	Home Depot, Inc.	February 2011	29.00	(123,000)
300	Home Depot, Inc.	February 2011	32.00	(100,500)
400	Home Depot, Inc.	May 2011	31.00	(188,000)
400	Home Depot, Inc.	May 2011	35.00	(79,800)
400	iPATH S&P 500 VIX Short-Term
	Futures ETN	February 2011	40.00	(98,000)
600	Lowe’s Cos., Inc.	January 2011	25.00	(35,400)
200	Lowe’s Cos., Inc.	April 2011	22.00	(70,000)
600	Lowe’s Cos., Inc.	July 2011	23.00	(192,000)
500	Lowe’s Cos., Inc.	July 2011	26.00	(77,250)
1,200	Microsoft Corp.	April 2011	25.00	(399,000)
400	Morgan Stanley	April 2011	28.00	(55,200)
400	Morgan Stanley	July 2011	26.00	(124,000)
500	Morgan Stanley	July 2011	28.00	(102,750)
300	Mylan, Inc.	April 2011	21.00	(40,650)
400	Mylan, Inc.	April 2011	20.00	(78,400)
300	Mylan, Inc.	July 2011	20.00	(72,150)
700	Mylan, Inc.	July 2011	21.00	(127,050)
350	Noble Corp.	March 2011	36.00	(64,750)
600	Noble Corp.	March 2011	39.00	(45,900)
400	Noble Corp.	June 2011	36.00	(119,000)
10	Powershares QQQ	January 2011	45.00	(9,485)
400	Powershares QQQ	January 2011	49.00	(221,800)
400	Powershares QQQ	April 2011	55.00	(82,800)
250	QUALCOMM, Inc.	January 2011	40.00	(238,750)
209	QUALCOMM, Inc.	January 2011	45.00	(97,185)
320	Schlumberger, Ltd.	May 2011	80.00	(265,600)
400	Southwestern Energy Co.	March 2011	39.00	(62,000)
600	Southwestern Energy Co.	June 2011	39.00	(164,400)
400	SPDR S&P 500 ETF Trust	January 2011	117.00	(365,400)
500	State Street Corp.	May 2011	45.00	(220,000)
200	State Street Corp.	May 2011	47.00	(67,000)
499	Symantec Corp.	April 2011	18.00	(34,681)
600	Symantec Corp.	April 2011	16.00	(94,800)
400	Symantec Corp.	July 2011	18.00	(44,200)
500	Target Corp.	January 2011	55.00	(262,500)
200	United Parcel Service, Inc.	January 2011	67.50	(104,500)
500	UnitedHealth Group, Inc.	June 2011	37.00	(118,000)

Contracts
(100 shares		Expiration	Exercise
per contract)	Call Options Written (b)	Month	Price	Value
450	Visa, Inc.	January 2011	$ 75.00	$ (14,175)
300	Visa, Inc.	June 2011	72.50	(147,000)
700	Wells Fargo & Co.	April 2011	29.00	(232,750)
500	Wells Fargo & Co.	July 2011	30.00	(173,750)
400	Yahoo!, Inc.	January 2011	17.50	(9,000)
440	Yahoo!, Inc.	April 2011	17.00	(47,300)
400	Yahoo!, Inc.	July 2011	18.00	(45,400)
208	Zebra Technologies Corp.	February 2011	30.00	(169,520)
552	Zimmer Holdings, Inc.	January 2011	60.00	(5,520)
	Total Value of Call Options Written
	(Premiums received $9,830,714)			(14,443,243)
	Put Options Written
25	Google, Inc.	January 2011	570.00	(22,625)
	Total Value of Put Options Written
	(Premiums received $40,974)
	Total Options Written
	(Premiums received $9,871,688)			$ (14,465,868)
(b)	Non-income producing security.

See notes to financial statements.

12 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Statement of Assets and Liabilities l December 31, 2010

Assets
Investments, at value (cost $211,222,776)	$212,290,985
Investments sold receivable	679,712
Dividends and interest receivable	69,208
Other assets	4,703
Total assets	213,044,608
Liabilities
Options written, at value (premiums received of $9,871,688)	14,465,868
Investments purchased payable	9,856,033
Investment advisory fee payable	79,550
Investment management fee payable	79,550
Fund accounting payable	4,663
Administration fee payable	4,375
Accrued expenses	129,658
Total liabilities	24,619,697
Net Assets	$188,424,911
Composition of Net Assets
Common stock, $.01 par value per share; unlimited number of shares authorized,
19,268,423 shares issued and outstanding	$192,684
Additional paid-in capital	259,770,450
Accumulated net realized loss on investments and options transactions	(68,012,252)
Net unrealized depreciation on investments and options transactions	(3,525,971)
Net Assets	$188,424,911
Net Asset Value (based on 19,268,423 common shares outstanding)	$9.78

See notes to financial statements.

Annual Report l December 31, 2010 l 13

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Statement of Operations l For the year ended December 31, 2010

Investment Income
Dividends	$1,359,820
Interest	17,100
Total income		$1,376,920
Expenses
Investment advisory fee	915,138
Investment management fee	915,138
Professional fees	133,118
Trustees’fees and expenses	115,356
Printing expenses	70,939
Administrative fee	52,208
Custodian fee	49,555
Fund accounting	45,531
Line of credit fees	27,013
NYSE listing fee	21,170
Transfer agent fee	19,846
Insurance	15,763
Other	14,805
Total expenses		2,395,580
Net investment loss		(1,018,660)
Realized and Unrealized Gain (Loss) on Investments and Options
Net realized gain (loss) on:
Investments		(62,032,003)
Options		4,908,213
Net change in unrealized appreciation (depreciation) on:
Investments		75,563,401
Options		(515,494)
Net realized and unrealized gain on investments and options transactions		17,924,117
Net Increase in Net Assets Resulting from Operations		$16,905,457

See notes to financial statements.

14 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Statement of Changes in Net Assets l

	For the	For the
	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Increase in Net Assets Resulting from Operations
Net investment loss	$(1,018,660)	$(927,639)
Net realized loss on investments and options	(57,123,790)	(10,450,381)
Net unrealized appreciation on investments and options	75,047,907	64,872,828
Net increase in net assets resulting from operations	16,905,457	53,494,808
Distributions to Shareholders
From and in excess of net investment income	–	(15,340,759)
Return of capital	(13,873,264)	(759)
	(13,873,264)	(15,341,518)
Total increase in net assets	3,032,193	38,153,290
Net Assets:
Beginning of period	185,392,718	147,239,428
End of period (including accumulated undistributed net
investment income of $0 and $0, respectively)	$188,424,911	$185,392,718

See notes to financial statements.

Annual Report l December 31, 2010 l 15

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Financial Highlights l

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2010		2009		2008	2007	2006
Net asset value, beginning of period	$9.62		$7.64		$13.02	$14.84	$14.74
Investment operations
Net investment income (loss) (a)	(0.05)		(0.05)		–	0.17	0.01
Net realized and unrealized gain (loss) on investments and options	0.93		2.83		(4.20)	(0.67)	1.41
Total from investment operations	0.88		2.78		(4.20)	(0.50)	1.42
Distributions to Common Shareholders
From and in excess of net investment income	–		(0.80)		(1.18)	(1.32)	(1.32)
Return of capital	(0.72)		0.00	*	–	–	–
Total Distributions to Shareholders	(0.72)		(0.80)		(1.18)	(1.32)	(1.32)
Net asset value, end of period	$9.78		$9.62		$7.64	$13.02	$14.84
Market value, end of period	$9.05		$8.89		$6.21	$11.41	$15.11
Total investment return (b)
Net asset value	9.84%		39.00%		-34.53%	-3.81%	10.22%
Market value	10.49%		61.01%		-38.12%	-16.85%	11.86%
Ratios and supplemental data
Net assets end of period (thousands)	$188,425		$185,393		$147,239	$250,781	$283,851
Ratio of expenses to average net assets
Ratios to Average Net Assets applicable to Common Shares:
Total expenses, excluding interest expense	1.31	%(c)	1.42	%(c)	1.36%	1.25%	1.28%
Total expenses, including interest expense	1.31	%(c)	1.62	%(c)	1.62%	1.25%	1.28%
Net investment income (loss), including interest expense	-0.56%		-0.57%		0.04%	1.20%	0.04%
Portfolio Turnover	60%		14%		33%	103%	59%
Senior Indebtedness:
Total borrowings outstanding (in thousands)	N/A		N/A		$24,000	N/A	N/A
Asset coverage per $1,000 of indebtedness (d)	N/A		N/A		$7,135	N/A	N/A

*	Amount is less than 0.01
(a)	Based on average shares outstanding.
(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (NAV) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for returns at NAV or in accordance with the Fund’s dividend reinvestment plan for returns at market value. Total investment return does not reflect brokerage commissions.

(c)
The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the net impact to the expense ratios would be 0.01% for the years ended December 31, 2010 and December 31, 2009.

(d)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total borrowings.

See notes to financial statements.

16 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Notes to Financial Statements l December 31, 2010

Note 1 – Organization:
Madison/Claymore Covered Call & Equity Strategy Fund (the“Fund”) was organized as a Delaware statutory trust on May 6, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the“1940 Act”).

The Fund’s primary investment objective is to provide a high level of current income and current gains, with a secondary objective of long-term capital appreciation. The Fund will, under normal market conditions, pursue its primary investment objective by allocating at least 80% of total assets to an integrated investment strategy pursuant to which the Fund invests in a portfolio of equity securities consisting primarily of high quality, large capitalization common stocks that are, in the view of the Fund’s investment manager, selling at a reasonable price in relation to their long-term earnings growth rates and writes (sells) covered call options against a portion of the equity securities held; pending investment in equity securities or covered call options, assets of the Fund allocated to its integrated investment strategy will be held in cash or cash equivalents. The Fund seeks to produce a high level of current income and gains through premiums received from writing options and, to a lesser extent, from dividends. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

On September 24, 2010, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC. Also, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc.

Note 2 – Significant Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
Readily marketable portfolio securities listed on an exchange or traded in the over-the-counter market are generally valued at their last reported sale price. If no sales are reported, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in accordance with procedures established in good faith by management and approved by the Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price at the close of the exchange representing the principal market for such securities. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at the mean between the last bid and asked price. Exchange-traded options are valued at the mean of the best bid and best asked prices across all option exchanges. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose bid or asked prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s)“fair value”. Such“fair value”is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund adopted the Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer, and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

Annual Report l December 31, 2010 l 17

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l NotestoFinancialStatements continued

The Fund values Level 1 securities using readily available market quotations in active markets. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The Fund did not have any Level 3 securities during the year ended December 31, 2010.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy at December 31, 2010.

Description (value in $000s)	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$163,523	$–	$–	$163,523
Exchange–Traded Funds	13,273	–	–	13,273
Money Market Fund	28,713	–	–	28,713
U.S. Government	–	6,782	–	6,782
Total	$205,509	$6,782	$–	$212,291

Liabilities:
Written options	$14,466	$–	$–	$14,466
Total	$14,466	$–	$–	$14,466

There were no transfers between Level 1 and Level 2 securities for the year ended December 31, 2010.

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

To earn greater income on otherwise uninvested cash temporarily held by the Fund, such as income earned from stock sold or called away, stock dividends and covered call writing premiums, the Fund may invest such cash in repurchase agreements. Repurchase agreements are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

(c) Options
The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. In addition to its covered call strategy, the Fund may, to a lesser extent, pursue an option strategy that includes the writing (selling) of both put options and call options on certain of the common stocks in the Fund’s portfolio.The Fund seeks to generate current gains from option premiums as a means to enhance distributions payable to the Fund’s common shareholders.

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised; the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions to Shareholders
The Fund declares and pays quarterly dividends to common shareholders. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains, including premiums received on written options. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund’s fiscal year end on the Fund’s Statement of Assets and Liabilities from accumulated net realized gains to distributions in excess of net investment income. Any net realized long-term capital gains are distributed annually to common shareholders.

18 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements continued

Note 3 – Investment Advisory Agreement, Investment Management Agreement and Other Transactions with Affiliates:
Pursuant to an Investment Advisory Agreement (the“Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (the“Adviser”), the Adviser furnishes offices, necessary facilities and equipment; provides certain administrative services; oversees the activities of Madison Asset Management, LLC (the “Investment Manager”); and provides personnel, including certain officers required for the Fund’s administrative management and compensates the officers or trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets. Managed assets equal the net assets of the Fund plus any assets attributable to financial leverage.

Pursuant to an Investment Management Agreement between the Fund and the Investment Manager, the Investment Manager, under the supervision of the Fund’s Board of Trustees and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including officers required for the Fund’s administrative management and pays the compensation of all officers and trustees of the Fund who are the Investment Manager’s affiliates. As compensation for these services, the Fund pays the Investment Manager a fee, payable monthly, in an amount equal to 0.50% of the Fund’s average daily managed assets.

Certain officers and trustees of the Fund may also be officers, directors and/or employees of the Adviser or Investment Manager. The Fund does not compensate its officers or trustees who are officers, directors and/or employees of the aforementioned firms.

Under separate Fund Administration and Fund Accounting agreements, the Adviser provides fund administration services and the Investment Manager provides fund accounting services to the Fund. The Adviser receives a fund administration fee, payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0175%
Next $500,000,000	0.0125%
Over $1,000,000,000	0.0100%

The Investment Manager receives a fund accounting fee based on the net assets of the Fund and the Madison Strategic Sector Premium Fund, a closed-end investment company sponsored by the Investment Manager. The fund accounting fee is allocated on a prorated basis of the net assets of each fund. This fee is payable monthly at the annual rate set forth below as a percentage of the average daily net assets of the two funds:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and transfer agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At December 31, 2010, the following reclassification was made to the capital accounts of the Fund, to reflect permanent book and tax differences relating to a net operating loss. Net investment income, net realized gains and net assets were not affected by these changes.

Additional paid-in capital	Accumulated Net Realized Loss	Accumulated Undistributed Net Investment Income
$ (1,018,660)	$ –	$ 1,018,660

Subsequent to the December 31, 2009 reporting period, it was determined that a reclassification of $927,639 was required between Accumulated net realized gain/loss and Paid-in capital. The adjustment is reflected on the Statement of Assets and Liabilities, but did not impact the net assets or the net asset value of the Fund.

Annual Report l December 31, 2010 l 19

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Notes to Financial Statements continued

Information on the tax components of investments, excluding written options, as of December 31, 2010, is as follows:

Undistributed
Long-Term
Cost of			Net Tax	Net Tax		Gain/
Investments	Gross Tax	Gross Tax	Unrealized	Unrealized	Undistributed	(Accumulated)
for Tax	Unrealized	Unrealized	Appreciation on	Depreciation	Ordinary	Capital Loss
Purposes	Appreciation	Depreciation	Investments	on Derivatives	Income	and Other
$211,737,301	$15,668,937	$(15,115,253)	$553,684	$(4,594,180)	$ –	$(67,497,727)

Capital losses incurred after October 31 (“post-October”losses) within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer capital losses of $72,469.

At December 31, 2010, for federal income tax purposes, the Fund had a capital loss carryforward of $67,417,122 available to offset possible future capital gains. Of the capital loss carryforward, $6,885,696 is set to expire on December 31, 2017, and $60,531,426 is set to expire on December 31, 2018.

For the years ended December 31, 2010 and 2009, the tax character of distributions paid to common shareholders as reflected in the statement of changes in net assets was as follows:

Distributions paid from:	2010	2009
Ordinary income	$ –	$ 15,340,759
Long-term capital gain	–	–
Return of capital	13,873,264	759
Total	$ 13,873,264	$ 15,341,518

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (e.g. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
During the year ended December 31, 2010, the cost of purchases and proceeds from sales of investments, excluding written options and short-term investments, were $91,829,384 and $101,648,296, respectively.

Note 6 – Derivatives:
An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or“strike”price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

Covered Call and Put Options
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the year ended December 31, 2010, were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	53,122	$11,367,416
Options written during the year	76,569	17,963,530
Options expired during the year	(21,514)	(4,176,226)
Options closed during the year	(44,015)	(10,114,647)
Options assigned during the year	(28,440)	(5,168,385)
Options outstanding, end of year	35,722	$9,871,688

20 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l NotestoFinancialStatements continued

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at December 31, 2010:

Statement of Assets & Liability Presentation of Fair Values of Derivatives (in $000s):

	Asset Derivatives		Liability Derivatives
	Statement of		Statement of
	Assets and		Assets and
	Liabilities Location	Fair Value	Liabilities Location	Fair Value
Equity risk	–	–	Options written, at value	$14,466
Total		–		$14,466

The following table presents the effect of derivatives on the Statement of Operations for the year ended December 31, 2010:

Effect of Derivative Instruments on the Statement of Operations (in $000s):

		Change in
		Unrealized
	Amount of Realized	Appreciation/
	Gain/(Loss) on	(Depreciation)
	Derivatives	on Derivatives
	Options	Options
Equity risk	$4,908	$(515)
Total	$4,908	$(515)

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value authorized and 19,268,423 issued and outstanding at December 31, 2010.

There were no common shares issued during the year ended December 31, 2010, and the year ended December 31, 2009, including no shares in connection with the Fund’s dividend reinvestment plan.

Note 8 – Borrowings:
On April 30, 2008, the Fund entered into a $50,000,000 Revolving Credit Agreement with M&I Marshall & Ilsley Bank, which provides for a revolving credit facility to be used as leverage for the Fund. Effective April 30, 2009, the $50,000,000 revolving credit agreement was reduced to $30,000,000, and on April 30, 2010, the revolving credit agreement was reduced further to $25,000,000. The credit facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. The Fund may borrow up to the lesser of the amount of the revolving credit facility or 20% of the Fund’s total assets (including the proceeds of such financial leverage). Interest on the amount borrowed is based on the 1-month LIBOR plus 2.41% with a minimum annual rate of 4.00%. An unused commitment fee of 0.10% is charged on the difference between the $25,000,000 credit agreement and the amount borrowed, which is included in“Line of credit fees” on the Statement of Operations. At December 31, 2010, and for the year period then ended, there were no borrowings outstanding in connection with the Fund’s credit facility. The maturity date for the Revolving Credit Agreement is April 30, 2011.

The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the lender, (ii) change its fundamental investment policy, or (iii) invest the proceeds of the loan. In addition, the Fund is required to deliver financial information to the lender within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, maintain its status as a regulated investment company, maintain its classification as a “closed-end fund company” as defined in the 1940 Act, and maintain insurance with respect to its properties and business, including (a) fidelity bond coverage as is required by Rule 17g-1 promulgated under the 1940 Act, and (b) errors and omissions, and director and officer liability insurance.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future, and, therefore cannot be estimated; however, the risk of material loss from such claims is considered remote.

Annual Report l December 31, 2010 l 21

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l NotestoFinancialStatements continued

Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On February 1, 2011, the Board of Trustees declared a quarterly dividend of $0.18 per common share. The dividend is payable February 28, 2011 to shareholders of record on February 15, 2011.

22 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Report of Independent Registered Public Accounting Firm|

The Board of Trustees and Shareholders of Madison/Claymore Covered Call & Equity Strategy Fund

We have audited the accompanying statement of assets and liabilities of Madison/Claymore Covered Call & Equity Strategy Fund (the Fund), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, financial position of Madison/Claymore Covered Call & Equity Strategy Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 24, 2011

Annual Report l December 31, 2010 l 23

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Supplemental Informationl(unaudited)

Federal Income Tax Information
In January 2011, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2010.

Results of Shareholder Votes
The Annual Meeting of the Shareholders of the Fund was held on July 20, 2010. Holders of the Fund’s common shares of beneficial interest, par value $0.01 per share (“Common Shares”) voted on the election of Class III Trustees.

Voting results with respect to the election of Class III Trustees by holders of Common Share are set forth below:
	# of Shares	# of Shares
Name	in Favor	Withheld
Ronald E. Toupin, Jr.	14,232,749	536,821
Lorence D. Wheeler	14,296,104	473,466

The terms of the following Trustees of the Fund did not expire in 2010, Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg and Frank E. Burgess.

Trustees
The Trustees of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Number of
Portfolios In
Name, Address*,	Term of		The Fund
Year of Birth	Office** and	Principal Occupation During	Complex***
and Position(s)	Length of	the Past Five Years and	Overseen	Other Directorships
held with Registrant	Time Served	Other Affiliations	by Trustee	Held by Trustee
Independent Trustees:
Randall C. Barnes	Since 2004	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer,	53	None.
Year of birth: 1951		PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993)
Class I Trustee		and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987 -1997)
James R. Imhoff, Jr.	Since 2004	Chairman and CEO of First Weber Group (1996-present).	1	Director, Park Bank.
Year of birth: 1944 5250 East Terrace Drive				Trustee, the Mosaic family of mutual funds
Madison, WI 53718				and Madison Strategic
Class II Trustee				Sector Premium Fund.

Ronald A. Nyberg	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law,	55	None.
Year of birth: 1953		estate planning and business transactions (2000-present). Formerly,
Class II Trustee		Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).
Ronald E. Toupin, Jr.	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and	52	None.
Year of birth: 1958		Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President
Class III Trustee		of Nuveen Investment Advisory Corp. (1992-1999), Vice President and
Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts
(1988-1999), each of John Nuveen & Company, Inc. (1982-1999).
Lorence Wheeler	Since 2004	Retired. Formerly, President of Credit Union Benefits Services, Inc.	1	Director, Grand Mountain
Year of birth: 1938		(1986-1997) and Pension Specialist for CUNA Mutual Group (1997-2001).		Bank FSB. Trustee, the
Class III Trustee				Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

Interested Trustees:
Frank E. Burgess†	Since 2004	Founder, President and CEO of Madison Investment Advisors, Inc. and	1	Director, Capital
Year of birth: 1942		Madison Asset Management, LLC (1974-present).		Bankshares, Inc.,
550 Science Drive				Outrider Foundation,
Madison, WI 53711				Inc., and Santa
Class I Trustee and Senior Vice President				Barbara Community Bankcorp. Trustee, the Mosaic family of mutual funds and Madison Strategic Sector Premium Fund.

* Address for all Trustees, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Class I Trustees are expected to stand for re-election at the Fund’s 2011 annual meeting of shareholders.
- Class II Trustees are expected to stand for re-election at the fund’s 2012 annual meeting of shareholders.
- Class III Trustees are expected to stand for re-election at the Fund’s 2013 annual meeting of shareholders.

*** The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Complex is overseen by multiple Boards of Trustees.

† Mr. Burgess is an“interested person”(as defined in section 2(a) (19)) of the Fund because of his position as an officer of Madison Asset Management, LLC, the Fund’s Investment Manager.

24 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund l Supplemental Information (unaudited) continued

Officers:

The Officers of the Madison/Claymore Covered Call & Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*,	Term of Office**
Year of Birth and	and Length
Position(s) Held	of Time	Principal Occupation During the Past Five Years and
with Registrant	Served	Other Affiliations
Kevin M. Robinson		Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc.
Year of birth: 1959		and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer of certain other funds in the Fund Complex. Formerly,
Chief Executive Officer	Since 2010	Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).
Chief Legal Officer	Since 2008
John Sullivan	Since 2011	Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Formerly, Chief
Year of Birth: 1955		Compliance Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management
Chief Accounting Officer,		(2002–2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).
Chief Financial Officer
and Treasurer
Elizabeth H. Hudson	Since 2009	Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009 to present). Secretary of certain funds in the Fund
Year of birth: 1980		Complex. Previously, associate at Bell, Boyd & Lloyd LLP (nka K&L Gates LLP) (2007-2008). J.D., Northwestern University
Secretary		(2004-2007).
Jay Sekelsky	Since 2004	Managing Director of Madison Investment Advisors, Inc.; Vice President of Madison Asset Management, LLC; Vice President
550 Science Drive		of Funds in the Mosaic family of funds and Madison Strategic Sector Premium Fund.
Madison, WI 53711
Year of birth: 1959
Vice President
Kay Frank	Since 2004	Managing Director of Madison Investment Advisors, Inc. (1986 – present); Vice President of Madison Asset Management,
550 Science Drive		LLC (2003-present); President of Funds in the Mosaic family of funds and President of Madison Strategic Sector Premium Fund.
Madison, WI 53711
Year of birth: 1960
Vice President
Ray Di Bernardo	Since 2003	Vice President of Madison Investment Advisors, Inc. (2003-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1962
Vice President
Greg Hoppe	Since 2008	Vice President of Madison Mosaic, LLC (1999-present); Vice President of Madison Asset Management LLC (2004-present).
550 Science Drive
Madison, WI 53711
Year of birth: 1969
Vice President
Bruce Saxon	Since 2006	Vice President, Fund Compliance Officer of Guggenheim Funds Investment Advisors, LLC (Feb 2006-present). Formerly,
Year of birth: 1957		Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Formerly,
Chief Compliance Officer		Director-Compliance of Harrisdirect LLC (1999-2003).

*	Address for all Officers, unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report l December 31, 2010 l 25

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

Dividend Reinvestment Plan l (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York Mellon (the“Plan Administrator”), administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the“Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a“Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the last purchase date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, PO Box 358015, Pittsburgh, PA 15252-8015, Phone Number: (866) 488-3559.

26 l Annual Report l December 31, 2010

MCN l Madison/Claymore Covered Call & Equity Strategy Fund
Fund Informationl

Board of Trustees	Officers	Investment Manager
Randall C. Barnes	Kevin M. Robinson	Madison Asset Management, LLC
	Chief Executive Officer and	550 Science Drive
Frank Burgess*	Chief Legal Officer	Madison, WI 53711

James Imhoff, Jr.	John Sullivan	Investment Adviser
	Chief Financial Officer, Chief	Guggenheim Funds Investment
Ronald A. Nyberg	Accounting Officer and Treasurer	Advisors, LLC (formerly known as
Claymore Advisors, LLC)
Ronald E.Toupin, Jr.	Frank Burgess	2455 Corporate West Drive
	Senior Vice President	Lisle, IL 60532
Lorence Wheeler
	Elizabeth Hudson	Administrator
* Trustee is an “interested person” of the Fund as defined	Secretary	Guggenheim Funds Investment
in the Investment Company Act of 1940, as amended.		Advisors, LLC (formerly known as
	Jay Sekelsky	Claymore Advisors, LLC)
	Vice President	2455 Corporate West Drive
Lisle, IL 60532
Kay Frank
	Vice President	Custodian and Transfer Agent
The Bank of NewYork Mellon
	Ray Di Bernardo	NewYork, NewYork
Vice President
Legal Counsel
	Greg Hoppe	Vedder Price P.C.
	Vice President	Chicago, Illinois

	Bruce Saxon	Independent Registered Public
	Chief Compliance Officer	Accounting Firm
Ernst & Young LLP
Chicago, Illinois

Privacy Principles of Madison/Claymore Covered Call & Equity Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of shareholders and to safeguarding its non-public information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Madison/Claymore Covered Call & Equity Strategy Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Custodian and Transfer Agent:
The Bank of New York Mellon, 101 Barclay 11W, New York, New York 10286 (866) 488-3559

This report is sent to shareholders of Madison/Claymore Covered Call & Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 851-0264.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended December 31, is also available, without charge and upon request by calling the Fund at (800) 851-0264 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov or www.guggenheimfunds.com.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or www.guggenheimfunds.com. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

Annual Report l December 31, 2010 l 27

MCN l Madison/Claymore Covered Call & Equity Strategy Fund

About the Fund Manager l

Madison Asset Management, LLC
Madison Asset Management, LLC, (MAM) a subsidiary of Madison Investment Advisors, Inc., with its affiliates, manages approximately $15.8 billion in individual, corporate, pension, insurance, endowment and mutual fund assets as of December 31, 2010.

Investment Philosophy
MAM believes in investing in high-quality growth companies, which deliver potentially consistent and sustainable earnings growth, yet sell at attractive valuations. Historically, shareholders of these types of companies have been rewarded over the long term with above-average returns, and favorable risk characteristics. Constructing portfolios with positive risk/reward profiles has historically allowed clients to participate during strong market environments, while mitigating potential declines.

Investment Process
The manager employs a fundamental, bottom-up strategy in constructing equity portfolios.

The manager looks for companies that they believe are consistently growing at an above-average pace, yet sell at below-average multiple.

The manager follows a rigorous three-step process when evaluating companies and then employs an actively-managed option strategy to help enhance income and mitigate downside risk.

1.	Business model. The manager looks for a sustainable competitive advantage, cash flow that is both predictable and growing, as well as a rock-solid balance sheet.

2.
Management. When assessing management, the manager looks to see how the company has allocated capital in the past, their track record for enhancing shareholder value and the nature of their accounting practices.

3.
Proper valuation. The final step in the process is assessing the proper valuation for the company.The manager strives to purchase securities trading at a discount to their intrinsic value as determined by discounted cash flows.They corroborate this valuation work with additional valuation methodologies.

The covered call investment strategy focuses on stocks in which the manager has high confidence in their continuing earnings growth rates, but sell at reasonable Price-Earnings Ratios. By writing the majority of the Fund’s calls out-of-the-money, meaning the strike price is higher than the stock price, the Fund can participate in some stock appreciation while still receiving income in the form of option premiums.The covered call strategy also tends to reduce the risk compared to just owning the stock.

Guggenheim Funds Distributors, Inc.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 02/11

NOT FDIC-INSURED l NOT BANK- GUARANTEED l MAY LOSE VALUE

MCN-AR-1210

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the registrant’s fiscal year ended December 31, 2010, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)       (1) The registrant’s Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes. Mr. Barnes is an “independent” Trustee for purposes of this Item 3 of Form N-CSR. Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $46,000 and $46,000 for the fiscal years ended December 31, 2010, and December 31, 2009, respectively.

b).  Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph 4(a), were $0 and $0 for the fiscal years ended December 31, 2010, and December 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

c). Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $6,500 and $6,900 for the fiscal years ended December 31, 2010, and December 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

d).  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ended December 31, 2010, and December 31, 2009, respectively.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant were $6,500 and $6,900 for the fiscal years ended December 31, 2010, and December 31, 2009, respectively.

(h) Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee is composed of: Randall C. Barnes, James R. Imhoff, Jr., Ronald A. Nyberg, Ronald E. Toupin, Jr. and Lorence D. Wheeler.

(b) Not Applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant has delegated the responsibility for voting of proxies relating to its voting securities to its investment manager, Madison Asset Management, LLC (the “Investment Manager”).  The Investment Manager’s proxy voting policies and procedures are included as an exhibit hereto.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Frank E. Burgess, the President and founder of the investment manager to the registrant and Madison Investment Holdings, Inc., and Ray Di Bernardo, Portfolio Manager of the investment manager to the registrant and Vice President of Madison Investment Holdings, Inc., are jointly responsible for the day-to-day management of the registrant.  The investment manager to the registrant, Madison Asset Management, LLC, is a subsidiary of Madison Investment Holdings, Inc., founded by Mr. Burgess in 1974.

(a) (2) Other portfolios managed.

As of the end of the registrant's most recent fiscal year, the portfolio managers were involved in the management of the following accounts (assets are rounded to the nearest million):

Frank Burgess:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	5 (including the Trust)	310 million	1	$6 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Ray Di Bernardo:

Types of Accounts	Number of Other Accounts Managed	Total Assets in Accounts	Accounts with Performance- Based Advisory Fees	Total Assets in Accounts with Performance- Based Advisory Fees
Registered Investment Companies	5 (including the Trust)	310 million	1	$6 million
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Material conflicts of interest that may arise in connection with the manager's management of the Trust's investments and the investments of the other accounts: Note that of the five funds managed, the Madison Institutional Equity Option Fund, an open-end series of Madison Mosaic Equity Trust ("MADOX"), with investment strategies similar to the Trust, contains a fulcrum fee that rewards the adviser to the Trust if MADOX outperforms the BXM Index and penalizes the adviser for underperforming such index.   As of the date of this filing, MADOX assets were approximately $6 million.   The adviser's compliance program includes procedures to monitor trades by MADOX, the Trust and other funds managed by the portfolio manager. In addition, potential conflicts of interest may arise because the adviser engages in portfolio management activities for clients other than the funds.  However, Madison has adopted a variety of portfolio security aggregation and allocation policies which are designed to provide reasonable assurance that buy and sell opportunities are allocated fairly among clients.

(a) (3) Compensation.

The adviser believes investment professionals should receive compensation for the performance of the firm’s client accounts, their individual effort, and the overall profitability of the firm.  As such, investment professionals receive a base salary, as well as an incentive bonus based on the attainment of certain goals and objectives in the portfolio management process (described below).  The manager also participates in the overall profitability of the firm directly, through an ownership interest in the firm, or indirectly, through a firm-sponsored profit sharing plan.  The adviser believes its portfolio managers’ goals are aligned with those of long-term investors, recognizing client goals to outperform over the long-term, rather than focused on short-term performance contests.

With regard to incentive compensation, the incentive pools are calculated based on revenue from each investment strategy.  Managers are rewarded for performance relative to their benchmark(s) over both one and three year periods.  Incentive compensation earned is paid out over a three year period, so that if a portfolio manager leaves the employ of the Madison organization, he or she forfeits a percentage of his or her incentive compensation.  The purpose of this structured payout is to aid in the retention of investment personnel.  With the exception of Mr. Burgess, all investment professionals are eligible to participate in the incentive compensation pool.

The incentive compensation pool shared by the members of the firm’s equity management team (all portfolio managers listed above except Mr. Burgess) is based on the performance of the firm’s various equity composites measured against the appropriate index benchmarks.  All firm equity accounts, including mutual funds, regardless of whether they are included in such composites, are managed with the same general investment philosophy, approach and applicable allocations, quality and other portfolio characteristics.

There is no difference in terms of the way the firm compensates portfolio managers for managing a mutual fund or a private client account (or any other type of account for that matter).  Instead, compensation is based on the entire employment relationship, not based on the performance of any single account or type of account.

(a) (4) Ownership of Securities.

As of December 31, 2010, the portfolio manager beneficially owned the following amounts of the registrant:

Name of Manager	Name of Registrant	Range of Ownership Interest
Frank Burgess	Madison/Claymore Covered Call & Equity Strategy Fund	$100,001 - $500,000

(b) Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3) Not Applicable.

(b)      Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c)      Madison Asset Management, LLC Proxy Voting Policies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Madison / Claymore Covered Call & Equity Strategy Fund

By:             /s/ Kevin M. Robinson

Name:        Kevin M. Robinson

Title:          Chief Executive Officer and Chief Legal Officer

Date:          March 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Kevin M. Robinson

Name:         Kevin M. Robinson

Title:           Chief Executive Officer and Chief Legal Officer

Date:           March 3, 2011

By:              /s/ John Sullivan

Name:          John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:           March 3, 2011